IKON
                          GE Vendor Financial Services
                              Definitive Agreement
                               December 11, 2003


                               [GRAPHICS OMITTED]

                                   Matthew J. Espe, Chairman & CEO
                                   William S. Urkiel, Sr. Vice President & CFO


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

Investment Considerations

The following presentation includes information about IKON's financial and business goals and strategies which constitute "forward-looking" statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the following: the future benefits of a strategic relationship with GE Vendor Financial Services, including improvements to balance sheet, strong earnings stream and cash flows and financial flexibility; increased financing options to customers; high standards of customer service; organic growth in core business; proceeds from the transaction; and potential fees and profit-sharing under the Program Agreement. Such forward-looking statements reflect the current views of IKON with respect to future events and are subject to certain risks, uncertainties and assumptions that could affect IKON's current plans, anticipated actions, and future results and described in IKON's filings with the Securities and Exchange Commission.

Certain information contained in this presentation may be noted as non-GAAP financial information.



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

Speaker


[GRAPHIC OMITTED]

Matthew J. Espe
Chairman and Chief Executive Officer


"For IKON, this alliance with GE Vendor Financial Services will give our customers access to a world-class financing capability, complementing our best in class technologies from industry leaders such as Canon, Ricoh, EFI and HP. This is a strategic relationship that will substantially improve our balance sheet; and it provides for a strong earnings stream and cash flows, while freeing a significant amount of invested capital."


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

Announcement Highlights

IKON transitions out of U.S. leasing business

Strategic alliance with GE Vendor Financial Services ("GE") for lease financing in the U.S. and Canada

o    IKON signs definitive asset purchase agreement with GE
     o GE will purchase certain assets and liabilities of IOS Capital's portfolio
     o    IKON to receive approximately $1.5 billion in gross proceeds

o IKON and GE will enter into a Program Agreement:
     o Future lease originations through GE as preferred lease-financing source
     o IKON's financing profits substituted for fee & profit-sharing structures



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IKON Document Efficiency At Work

All figures are based on a 9/30/03 balance sheet and are subject to change based on the final closing date.

Strategic Highlights

o    Improved financial flexibility
o    Unlocking value of the leasing business
     o    Financially compelling
     o    Fees and profit-sharing opportunities
     o    Gross cash proceeds of approximately $1.5 billion
o    Accretive to the business
o    Long-term strategic relationship
     o Enhances our high-quality lease program with solid industry partner; broader credit capabilities
o Maintain business knowledge; seamless customer transition through high-quality Macon organization



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IKON Document Efficiency At Work

All figures are based on a 9/30/03 balance sheet and are subject to change based on the final closing date.

Creating New Value

IOS Capital

o    Headquartered in Macon, Georgia
o    400 employees
o    $3.1 billion net lease receivable portfolio as of 9/30/03
o    251,000 contracts/423,000 assets
o    Leveraged 6:1



                                              2003               1999
                                             -----               -----

Percent of new equipment sales
leased though IOSC                            81%                66%

% of portfolio on cpc contracts               57%               <30%

                                            ------------------------------

Well diversified portfolio- no geographic, industry, or customer concentrations

Percent of lease receivables <30              95.2%            89.5%
days aged

Annualized gross charge-offs                  2.05%            2.95%

Recoveries                                    44.0%            35.7%





IOS Capital/GE

o    World-class industry experience and expertise
o    Retaining IKON special knowledge and relationships
o    Broader range of credit capabilities
o    Lease financing leveraged 8:1


                                              2003               1999
                                             -----               -----

Percent of new equipment sales
leased though IOSC                            81%                66%

% of portfolio on cpc contracts               57%               <30%



Well diversified portfolio- no geographic, industry, or customer concentrations

Percent of lease receivables <30              95.2%            89.5%
days aged

Annualized gross charge-offs                  2.05%            2.95%

Recoveries                                    44.0%            35.7%





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

Speaker

[GRAPHIC OMITTED]

Bill Urkiel
Senior Vice President & Chief Financial Officer


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

Transaction Overview

Assets and Liabilities Acquired by GE
o    $1.5 billion of net assets and liabilities transferred
o    GE will continue to utilize IOS Capital's facility in Macon, Georgia
o    All of IOS Capital's employees will be offered employment with GE


Assets and Liabilities Retained by IKON
o    IKON will assume the following assets and liabilities of IOS Capital:
     o Approximately $1.4 billion of net lease receivables and $1.2 billion of related ABS debt
     o    $350 million of Senior Unsecured Notes due June 2008
     o    $300 million of Convertible Subordinated Notes
o    IKON will retain the Canadian lease assets and liabilities



Program Agreement

o    GE will become IKON's preferred financing source for the U.S. and Canada
o    IKON will receive a base origination fee (3%)
o IKON will receive a volume origination fee (5%) for the first five years for providing exclusive services related to lease generation
o    IKON will become GE's preferred remarketing agent for IKON equipment
o GE and IKON will share in profits relating to residual remarketing and loss recovery


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IKON Document Efficiency At Work

All figures are based on a 9/30/03 balance sheet and are subject to change based on the final closing date.
                                                                               8

Financial Highlights

Gross proceeds from the sale of assets                o    Approximately $1.5 billion
and transfer of debt and other liabilities            o    Approximately $1 billion net, after
                                                           conduit and, deferred tax payments,
                                                           and retained liquid assets

Base origination fee                                  o    3% on funded volume
                                                      o    5 years; additional 3 or 5 year renewal option

Volume origination fee                                o    5% on up to $1 billion of funded
                                                           volume per year
                                                      o    Initial 5 year term of the agreement

Total origination fees                                o    Approximately $90 - $100 million in Year 1

Sharing of profits from remarketing                   o    Approximately $10 - $20 million in Year 1
  and other services                                  o    5 years; additional 3 or 5 year renewal option


Pre-tax earnings contribution from retained assets    o    Approximately $90 - $100 million
                                                           over several years





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IKON Document Efficiency At Work

All figures are based on a 9/30/03 balance sheet and are subject to change based on the final closing date.

Pro Forma Capitalization
IKON Consolidated
($ in millions)

                                                                          Summary of current transaction

                                            Preliminary                       Reclass
                                            & Unaudited     Transaction       of Unsecured     Pro Forma
                                             (9/30/03)      Adjustments         Debt           (9/30/03)
                                            ------------   -------------      -------------    ----------
                                            (unaudited)

Cash and cash equivalents                       $  360         $991  (1)                       $1,351
Lease receivables, net                           3,576       (1,751)                            1,825

Debt

Asset securitization conduits                   $  514        $(514)                               $-
Convertible subordinated notes                     300           -              (300)               -
Notes due June 2004                                 35           -               (35)               -
Notes due June 2008                                350           -              (350)               -
Other notes payable                                 21          (21)                                -
Lease-backed notes                               1,563         (411)                            1,152
-----------------------------------------------------------------------------------------------------
Debt of domestic finance subsidiary              2,783         (946)            (685)           1,152
Debt of foreign finance subsidiaries               226           -                                226
-----------------------------------------------------------------------------------------------------
Debt of finance subsidiaries                     3,009         (946)            (685)           1,378
Non-lease financing debt                           430           -               685            1,115
-----------------------------------------------------------------------------------------------------
Total debt                                      $3,438        $(946)             $-            $2,492
=====================================================================================================
Equity                                           1,635           -                -             1,635
Total Capitalization                            $5,074        $(946)             $-            $4,128
=====================================================================================================

Total Debt/Capital                                67.8%                                          60.4%
Debt/Capital excluding lease-financing            20.8%                                          40.5%
-----------------------------------------------------------------------------------------------------
                                          ____________________________
                                          1. Reflects the repayment of asset securitization conduits.



All figures are based on a 9/30/03 balance sheet and are subject to change based on the final closing date.

Shareholder Value


Unleash shareholder value through seven strategic priorities



Enhance growth platforms           Supplier          Channel         Business
                                   Integration       Expansion       Mix
                                                                     Shift


Drive efficiencies into every      e-IKON            Process         Asset
area of the organization                             Improvement     Management


Improve financial flexibility      Organizational      Long-term Opportunity
                                   Development         ---------------------
                                                      o 2% - 5% revenue growth
                                                      o Maintain gross margins
                                                      o S&A to revenue < 30%
                                                      o 5% to 15% EPS growth
                                                      o Alternative uses of cash








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